November 2008

Corporate Presentation

Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. You can identify these forward-looking statements by terminology such as “will”, “expects”, “anticipates”, “estimates”, “plans”, “future”, “intends”, “believes” and similar statements. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such factors include, but are not limited to the company's ability to complete product orders, coordinate product design with its customers, ability to expand and grow its distribution channels, political and economic factors in the People's Republic of China, the Company's ability to find attractive acquisition candidates, dependence on a limited number of larger customers and other factors detailed in the Company’s filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

We undertake no obligation to publicly update or revise any forward-looking statements or other information or data contained in this presentation, whether to reflect any change in our expectations with respect to such statements or any change in events, conditions or circumstances on which any such statements are based or otherwise.

Safe Harbor Statement

56,885,103

Total Shares Outstanding (9/30/08):

OTCBB Symbol:

CVVT.OB

Share Price (11/13/08)*:

$5.00

Market Cap**:

$284.4 Million

Net Revenues (ttm 09/30/08 ):

$57.2 Million

Net Income (ttm 09/30/08 ):

$10.0 Million

EPS (ttm 09/30/08):

$0.18

P/E:

27.8X

Fiscal Year End:

December 31

Multi Function Check Valve

China Valves Technology, Inc. is a leading developer, manufacturer and distributor of high quality industrial metal valves in the People’s Republic of China

Equity Snapshot

*In August 2008, the Company completed a Private Placement financing for $30 million,
16,778,523 shares of its common stock at a  price of $1.788 per share

China’s valve industry is forecast to grow from $7.25 billion in 2007 to $12.25 billion in 2009 at a CAGR of 30%

China’s rapid urbanization and industrialization are driving overall domestic demand

China’s recent stimulus plan targets large infrastructure projects, which supports strong growth in the valve industry

Rebuilding the infrastructure in earthquake affected areas in Sichuan province supports demand

Growing Domestic Market

Source: P.R.C. General Machinery Industry Association, Valve Sector

China's Valve Industry

($ billion)

5.36

7.25

9.43

12.25

0.00

2.00

4.00

6.00

8.00

10.00

12.00

14.00

2006

2007

2008

2009

CAGR: 30%

Macroeconomic Environment

Fragmented industry with more than 4,000 firms

About 100 firms: Sales > $14M

About 200 firms: Sales > $10M

Favorable government treatment of targeted industries means increased demand for products from the metal valve industry

Thermal power

Nuclear power

Petrochemical and oil industries

Water supply industry

Source: P.R.C. General Machinery Industry Association, Valve Sector

China's Valve Market by Segment

($ billion)

0

2006

1.13

0.64

1.31

0.75

0.43

1.10

2009

2.41

1.54

2.82

1.81

1.07

2.41

Electricity

Chemical

Oil

Water Supply

Metallurgy

Others

Headquartered in Kaifeng, Henan Province

74 acres of production facilities

1,002 employees including 114 technicians and researchers

Comprehensive product line produces 700 models with 10,000 specifications

11 active patents for processes and products

Collaborative research and development partnerships with institutes and trade organizations

Experienced management team with knowledge and vision

Hydrastic Butterfly Valve

China Valves Technology, Inc.

August  2008: The Company completes a Private Placement financing for $30 million that will be used for acquisitions, facility renovation and expansion, and working capital

December 2007: China Valves Holding, Ltd, the holding company for KF and ZD, and Intercontinental Resources, Inc. formed China Valves Technology, Inc. through a share exchange

September 2007: China Valves Holding, Ltd acquires 100% of equity of KF and ZD

2001: Zheng Zhou City Zhengdie Valves Co. (ZD) was founded in 2001, focuses on research, development and   manufacturing

1959: Kaifeng High Pressure Valve Corporation (KF) was founded as a manufacturer that researches, develops, molds, forges, casts, assembles, tests and distributes metal valve products

Corporate History

CHINA VALVES TECHNOLOGY, INC.

理事长单位

最具市场竞争力品牌
BRAND CHINA

证 书
中国著名品牌

No.1 Position in The China Valve Industry

Associate board chairman of P.R.C. General Mechanical Committee

Board chairman of China Valves Industry Committee

Member of Level one supplier network of China Oil Group

Member of Level one supplier of Sinopec Group

Level one supplier for water companies in major cities including
Shanghai, Guangzhou, Shenzhen, Dalian, Beijing, etc.

The sole supplier for connected pipe pressure controlled valve for
Shanghai Turbine Co., Ltd

The first supplier in China for high pressure large diameter oil pipeline valve

The qualified supplier for DaYawan and Qinshan Nuclear Power Station

Leading Industry Position

Direct sales, 70% of revenue, take place through seven regional sales offices

Most customers, 60% to 70% of current sales, are long-time repeat customers

The Company’s over 400 clients are in the thermal power, oil and chemical, metallurgy, and water supply and drainage industries, located in the southeastern coastal region of China

Exports, about 10% of current sales, take place to  the Europe and rest of Asia

Comprehensive product-line and manufacturing capabilities is appealing to customers

UAL-Wafer Hardsealing Butterfly Valve

Extensive and Established
Customer Relationships

Two-way Metal Sealing Butterfly Valves, used to control
municipal water and sewage flow, have an 86.0%
domestic market share

High Temperature Pressure Power Station Gate Valves,
have an 82% domestic market share

Market Leader

CHINA VALVES TECHNOLOGY, INC.

河南省科学技术进步奖
证　书

科学技术成果证书
经审查核实"1000MW超超临界火电机组用高压WB36整体锻钢闸阀"被确认为河南省科学技术成果，特发此证。

科学技术成果证书
经审查核实"1000MW超超临界火电机组用高温高压F92整体锻钢闸阀"被确认为河南省科学技术成果，特发此证。

Technology and Products

The first domestic manufactured high pressure large diameter gate valves for coal chemical industry, which substitute for imported products from overseas

The sole manufacturer of whole series of  blowtorch valves, water pressure testing valves, steam controlling valves for high parameter power station, and bypass valves for high pressure heater.

The only company in China in possession of the world class technology integrated integral foundry DN3600 Metal Sealing Butterfly Valves and Communication Pressure Regular Valves Two-way

No.1 Position in The China Valve Industry

The first manufacturer of main steam gate valves for 300MW power station in China and water supply gate valves for 600MW power station in China

The sole designer and manufacturer in China of valves which are used for ultra supercritical units of 1000MW power station.

The first manufacturer of high pressure large diameter oil pipeline valves in China.

The first domestic manufactured 2500Lb high pressure gate valves for hydrogenation in chemical lines, which substitute for imported products from overseas

700 models of valves with over 10,000 specifications

High pressure and high temperature power station valves

Gate valves

Check valves

Globe valves

Safety valves

Butterfly Valves

Ball valves

Vent valves

Other valves and accessories

Valves vary in diameter from 3mm to 1300mm

Pressure caps range from 150 to 4,500 pounds

Products can be used in temperatures ranging from -196°C to 610°C

Motor Ball Valve

Extension Rod Dual
Sealing Butterfly Valve

Half Ball Valve

Dual-Cylinder Pneumatic
Gate Valve

1500-200 Gate
Valve

Slow-Off

Check Valve

1000MW Solid Forge Gate Valve

Products

Source: China Valves Technology, Inc.

- Thermal power industry:  8%

- Thermal power high parameter market:  35%

- Provincial capital cities water supply market:  41%

China Valve Market
Breakdown by Industries

Source: P.R.C. General Machinery Industry Association, Valve Sector

China Valve 9 Month 2008 Sales by Industry

Industry Breakdown & China Valve Sales Breakdown

PetroChemical

10.6%

Metallurgy

12.4%

Chemical

14.2%

Power Supply

26.3%

Water Supply &

Drainage

36.5%

Manufacturing costs are 30% to 40% lower than for foreign competition

Low labor costs

Long standing relationships with suppliers assure price and quality stability

Low domestic shipping costs

Lower repair and maintenance costs than for imported products

Lower marketing costs due to direct selling in China

State of the art research, development, and manufacturing

Abstration Check Valve

for Powerstation Steam

Turbine System

Competitive Advantages

“KF   ”  -  No.1 brand in China valve industry (48 year history), awarded the “Most Competitive Brand” by China’s Ministry of Commerce

“ZD   ”  -  Recognized as a “Famous Brand” in China

Famous
Brands

Construction of a new 13,200 m2 facility will expand production capacity and allow for new products to be manufactured for
new industries

Increase domestic market penetration through 7 sales office in China

Develop and manufacture higher margin products aimed at new business segments

Aggressive acquisition of new high-end products companies by targeting fluid-control valve manufacturer and new distribution channels

Use brand advantage to capture greater market share

Develop high quality products through research that replace imported products in domestic market and can compete in international markets

Rebalance product mix as necessary to emphasize sales of new high margin high quality products

Opportunistically increase international sales of high quality products by taking advantage of lower costs of production

Future Growth

Management Team

Mr. Fang Si Ping, President, CEO, Board Chairman and Secretary – Mr. Fang established Zheng Zhou City Zhengdie Valves Co. in 2001 and was its President and CEO. In early 2004, he acquired and became the President and CEO of the stated-owned enterprise, Henan Kaifeng High Pressure Valves Company Limited. He has over 20 years of experience in the valve industry. Chairman of the P.R.C. General Machinery Industry Association, Valve Sector.

Ms. Jing Chen, Chief Financial Officer – Ms. Chen was the Chief Financial Officer for NASDAQ listed Origin Agritech, Ltd. Previously, Senior Director of Finance at iKang Healthcare, Inc., Director of Finance at Nasdaq listed eLong, Inc. and Finance Manager of the North China Region for Eli Lilly Asia Inc. China Representative Office. She has a Doctor of Business Administration degree from Victoria University in Switzerland, and a Masters in Business Administration from City University in U.S.

Mr. Fang Bin Jie, Chief Operating Officer – From September 1995 through January 2005, Mr. Fang was head of operations and the human resources department of Zhengzhou City Zhengdie Valve Co., Ltd. From January 2005 to the present, Mr. Fang has been the General Manager of Zhengdie Valve Co., Ltd. He became the Company’s Chief Operating Officer in January, 2008.

Financials

Revenue

($ million)

20.0

25.5

37.0

26.0

6.3

21.4

46.2

2005

2006

2007

9M2007

9M2008

3Q2007

3Q2008

CAGR: 36.0%

YoY Growth: 77.6%

YoY Growth: 237.9%

Sales by Top Clients and Category

Top 10 Clients Ranked by Revenue - 9 Mnths 2008

Percentage of

Total Revenue

PetroChina No. 1 Construction Company, Guangxi Project Department

3.51%

Kunshan Tap Water Group Ltd.

3.00%

No. 2 Machine Plant (Luoyang) Petroleum Equipment Ltd.

2.64%

Shanghai Tap Water Inc.

2.59%

Nanjing Huashui Water Disposal Equipment  Ltd.

2.52%

CVT (German)

2.50%

Sichuan Oriental Electric Power Group, Iran Project Department

2.04%

Shanghai Turbine Co.

1.96%

Shandong Chenming Papermaking Group

1.94%

Henan Goldenland Chemical Ltd.

1.22%

Total:

23.90%

Sales by Valve Category ($ million)

-

5

10

15

9M2008

12.3

14.2

3.6

2.5

1.9

9.2

2.0

0.6

9M2007

8.1

7.9

1.8

0.9

0.4

3.9

2.5

0.7

Gate Valve

Butterfly Valve

Check Valve

Ball valve

Vent Valve

Other valve and

assessories

Globe Stop

Valve

Safety Valve

Gross Profit and Gross Margin

($ millions)

8.2

11.0

15.0

10.4

18.5

2.7

8.6

41.0%

43.1%

40.5%

40.0%

40.0%

43.2%

39.9%

2005

2006

2007

9M2007

9M2008

3Q2007

3Q2008

CAGR: 35.3%

Net Income and Net Margin

($ millions)

5.2

1.4

8.1

7.1

4.7

3.7

4.6

21.6%

19.9%

18.5%

18.4%

19.2%

17.5%

22.5%

2005

2006

2007

9M2007

9M2008

3Q2007

3Q2008

Income Statement Highlights

2006

2007

9 Mnth 2007

9 Mnth 2008

Sales

$

25,530,183

$

37,036,282

$

26,017,238

$

46,208,006

Cost of Goods Sold

14,522,202

22,050,041

15,607,116

27,702,722

Gross Profit

11,007,981

14,986,241

10,410,122

18,505,284

Gross Margin

43.1%

40.5%

40.0%

40.0%

Total Operating Expenses

4,463,167

6,349,041

4,343,829

8,127,379

Income from Operations

6,544,814

8,637,200

6,066,293

10,377,905

Total Other Expenses (Income)

707,274

156,865

43,799

-519,333

Income Before Taxes

5,837,540

8,480,335

6,022,494

10,897,238

Income Tax Expense

1,158,161

1,337,743

843,412

2,825,542

Net Income

$

4,679,379

$

7,142,592

$

5,179,082

$

8,071,696

Net Profit Margin

18.3%

19.3%

19.9%

17.5%

Make Good Provisions

2008

2009

2010

After Tax Net Income

10,500,000

$

23,000,000

$

31,000,000

$

Fully Diluted EPS

0.369

$

0.497

$

Balance Sheet Highlights

(US $)

September 30,

2006

2007

2008

Cash and Cash Equivalents

$

5,591,211

$

2,773,262

$

27,859,871

Accounts Receivable

9,171,675

16,789,383

24,368,336

Inventories

14,739,845

10,539,087

10,076,877

Total Current Assets

33,746,688

35,758,807

70,900,587

Total Assets

57,499,030

64,766,790

106,645,169

Accounts Payable - Trade

8,843,663

6,452,519

6,776,268

Total Current Liabilities

30,587,832

26,496,555

31,228,645

Total Long Term Liabilities

-

1,096,800

-

Total Shareholders' Equity

26,911,198

37,173,435

75,416,524

Total Liabilities and Shareholders' Equity

57,499,030

64,766,790

106,645,169

Year Ended December 31,

Peer Valuation

*In August 2008, the Company completed a Private Placement financing for $30 million,
16,778,523 shares of its common stock at a  price of $1.788 per share

Ticker

Price

Market

Cap

P/E

EPS

P/S

Net Profit

Margin

Operating

Margin

(ttm)

(ttm)

(ttm)

(ttm)

(ttm)

China Valves

CVVT

$    5.00*

$2

11

.

2

M

**

27.80

0.18

5.00

17.54%

22.63%

CNNC SUFA Technology

SS:000777

1.16

$

$234.1M

49.20

0.02

2.17

6.90%

28.90%

Hubei Hongcheng General Machinery

SS:600566

0.64

$

$68.4M

55.38

0.01

2.06

1.85%

26.80%

November 3, 2008 Yahoo Finance

Domestic Competitors

Hubei Hongcheng General Machinery Co.,

Ltd

CNNC SUFA Technology

Its products include gate valves, globe valves, check valves, plug valves, butterfly valves, diaphragm valves, control valves, insulation valves, valves for high-temperature and high-pressure power stations, vacuum valves, and other kinds of valves

Its products include butterfly valves, ball valves, gate valves, flow regulating valves, exhaust valves and other kinds of valves

Premiere brand in the domestic valve industry

Strong revenue growth in a growing industry indirectly supported by the government

Well defined strategy for corporate growth

Comprehensive product line produces 700 models with 10,000 specifications

11 active patents for processes and products

Collaborative research and development partnerships with institutes

Experienced management team with knowledge and vision

Investment Summary

China Valves Technology, Inc.

Ray Chen, VP of Investor Relations

Tel:     +1-650-281-8375

Tel:     +86-138-2527-9478

E-mail:   ir@cvalve.com

Website: http://www.cvalve.com

CCG Investor Relations

Crocker Coulson, President

1325 Avenue of the Americas, Suite 2800

New York, NY 10019

New York Office: 646 213-1915

Fax: 310 651-9658

E-Mail: crocker.coulson@ccgir.com

Website: http://www.ccgir.com

Legal Counsel

Pillsbury Winthrop Shaw Pittman LLP

Washington D.C.

Auditor

Moore Stephens Wurth Frazer

and Torbet, LLP

Walnut, California

Contacts

Thank You